Exhibit 21.1

Exelon Corporation (50% and Greater) 12/31/2020

Subsidiary	Jurisdiction
2014 ESA HoldCo, LLC	Delaware
2014 ESA Project Company, LLC	Delaware
2015 ESA Holdco, LLC	Delaware
2015 ESA Investco, LLC	Delaware
2015 ESA Project Company, LLC	Delaware
A/C Fuels Company	Pennsylvania
Albany Green Energy, LLC	Georgia
AMP Funding, L.L.C.	Delaware
Annova LNG Brownsville A, LLC	Delaware
Annova LNG Common Infrastructure, LLC	Delaware
Annova LNG, LLC	Delaware
Annova LNG, LLC Series A	Delaware
Annova LNG, LLC Series Z	Delaware
APS Constellation, LLC	Delaware
Atlantic City Electric Company	New Jersey
Atlantic City Electric Transition Funding LLC	Delaware
Atlantic Generation, Inc.	New Jersey
Atlantic Southern Properties, Inc.	New Jersey
ATNP Finance Company	Delaware
AV Solar Ranch 1, LLC	Delaware
Baltimore Gas and Electric Company	Maryland
Beebe 1B Renewable Energy, LLC	Delaware
Beebe Renewable Energy, LLC	Delaware
Bennett Creek Windfarm, LLC	Idaho
Bethlehem Renewable Energy, LLC	Delaware
BGE Home Products & Services, LLC	Delaware
Big Top, LLC	Oregon
Blue Breezes II, L.L.C.	Minnesota
Blue Breezes, L.L.C.	Minnesota
Bluestem Wind Energy Holdings, LLC	Delaware
Bluestem Wind Energy Member Holdings, LLC	Delaware
Bluestem Wind Energy Member, LLC	Delaware
Bluestem Wind Energy, LLC	Delaware
BPHS Solar, LLC	Delaware
Breakerbox, LLC	Pennsylvania
Butter Creek Power, LLC	Oregon
California PV Energy 2, LLC	Delaware
California PV Energy 3, LLC	Delaware
California PV Energy, LLC	Delaware
Calvert Cliffs Nuclear Power Plant, LLC	Maryland
Cassia Gulch Wind Park LLC	Idaho
Cassia Wind Farm LLC	Idaho
CD Panther I, Inc.	Maryland
CD Panther II, LLC	Delaware
CD Panther Partners, L.P.	Delaware

Exhibit 21.1

CD SEGS V, Inc.	Maryland
CD SEGS VI, Inc.	Maryland
CE Culm, Inc.	Maryland
CE FundingCo, LLC	Delaware
CE Nuclear, LLC	Delaware
CER Generation, LLC	Delaware
CEU Arkoma West, LLC	Delaware
CEU CoLa, LLC	Delaware
CEU East Fort Peck, LLC	Delaware
CEU Fayetteville, LLC	Delaware
CEU Floyd Shale, LLC	Delaware
CEU Holdings, LLC	Delaware
CEU Huntsville, LLC	Delaware
CEU Kingston, LLC	Delaware
CEU Niobrara, LLC	Delaware
CEU Ohio Shale, LLC	Delaware
CEU Paradigm, LLC	Delaware
CEU Pinedale, LLC	Delaware
CEU Plymouth, LLC	Delaware
CEU Simplicity, LLC	Delaware
CEU W&D, LLC	Delaware
Chesapeake HVAC, Inc.	Delaware
CII Solarpower I, Inc.	Maryland
Clean Jobs for Pennsylvania, LLC	Delaware
Clinton Battery Utility, LLC	Delaware
CLT Energy Services Group, L.L.C.	Pennsylvania
CNE Gas Holdings, LLC	Kentucky
CNEG Holdings, LLC	Delaware
CNEGH Holdings, LLC	Delaware
CoLa Resources LLC	Delaware
Colorado Bend II Power, LLC	Delaware
Colorado Bend Services, LLC	Delaware
ComEd Financing III	Delaware
Commonwealth Edison Company	Illinois
Commonwealth Edison Company of Indiana, Inc.	Indiana
Conectiv Communications, Inc.	Delaware
Conectiv Energy Supply, Inc.	Delaware
Conectiv Properties and Investments, Inc.	Delaware
Conectiv Solutions LLC	Delaware
Conectiv, LLC	Delaware
Constellation Connect, LLC	Delaware
Constellation DCO Albany Power Holdings, LLC	Delaware
Constellation EG, LLC	Delaware
Constellation Energy Canada, Inc.	Ontario
Constellation Energy Commodities Group Maine, LLC	Delaware
Constellation Energy Gas Choice, LLC	Delaware
Constellation Energy Nuclear Group, LLC	Maryland
Constellation Energy Power Choice, LLC	Delaware
Constellation Energy Resources, LLC	Delaware

Exhibit 21.1

Constellation Energy Solutions, LLC	Delaware
Constellation Energy Upstream Holdings, LLC	Delaware
Constellation Holdings, LLC	Maryland
Constellation LNG, LLC	Delaware
Constellation Mystic Power, LLC	Delaware
Constellation NewEnergy - Gas Division, LLC	Kentucky
Constellation NewEnergy, Inc.	Delaware
Constellation Nuclear Power Plants, LLC	Delaware
Constellation Nuclear, LLC	Delaware
Constellation Power Source Generation, LLC	Maryland
Constellation Power, Inc.	Maryland
Constellation Solar Arizona 2, LLC	Delaware
Constellation Solar Arizona, LLC	Delaware
Constellation Solar California, LLC	Delaware
Constellation Solar Connecticut, LLC	Delaware
Constellation Solar DC, LLC	Delaware
Constellation Solar Federal, LLC	Delaware
Constellation Solar Georgia 2, LLC	Delaware
Constellation Solar Georgia, LLC	Georgia
Constellation Solar Holding, LLC	Delaware
Constellation Solar Horizons, LLC	Delaware
Constellation Solar Illinois 2, LLC	Delaware
Constellation Solar Illinois, LLC	Delaware
Constellation Solar Maryland II, LLC	Delaware
Constellation Solar Maryland, LLC	Delaware
Constellation Solar Massachusetts, LLC	Delaware
Constellation Solar MC, LLC	Delaware
Constellation Solar Net Metering, LLC	Delaware
Constellation Solar New Jersey II, LLC	Delaware
Constellation Solar New Jersey III, LLC	Delaware
Constellation Solar New Jersey, LLC	Delaware
Constellation Solar New York, LLC	Delaware
Constellation Solar Ohio, LLC	Delaware
Constellation Solar Pennsylvania, LLC	Delaware
Constellation Solar Rhode Island, LLC	Delaware
Constellation Solar Texas, LLC	Delaware
Constellation Solar, LLC	Delaware
Continental Wind Holding, LLC	Delaware
Continental Wind, LLC	Delaware
COSI Central Wayne, Inc.	Maryland
COSI Sunnyside, Inc.	Maryland
Cow Branch Wind Power, L.L.C.	Missouri
CP Sunnyside I, Inc.	Maryland
CP Windfarm, LLC	Minnesota
CR Clearing, LLC	Missouri
Criterion Power Partners, LLC	Delaware
Data Center Enterprise, LLC	Delaware
DE Asset Operations, LLC	Delaware
Delaware Operating Services Company, LLC	Delaware

Exhibit 21.1

Delmarva Power & Light Company	Delaware & Virginia
Denver Airport Solar, LLC	Delaware
Distrigas of Massachusetts LLC	Delaware
DLC Solar, LLC	Delaware
E&W Development Corporation	Florida
Ecocred, LLC	Delaware
EdiSun, LLC	Delaware
Energy Performance Services, Inc.	Pennsylvania
ETT Canada, Inc.	New Brunswick
Everett LNG LLC	Delaware
Exelon AVSR Holding, LLC	Delaware
Exelon AVSR, LLC	Delaware
Exelon Business Services Company, LLC	Delaware
Exelon Clearsight, LLC	Delaware
Exelon Energy Delivery Company, LLC	Delaware
Exelon Enterprises Company, LLC	Pennsylvania
Exelon FitzPatrick, LLC	Delaware
Exelon Framingham, LLC	Delaware
Exelon Fulton, LLC	Delaware
Exelon Generation Acquisitions, LLC	Delaware
Exelon Generation Company, LLC	Pennsylvania
Exelon Generation Consolidation, LLC	Illinois
Exelon Generation Finance Company, LLC	Delaware
Exelon Generation Limited	United Kingdom
Exelon Generation Services, LLC	Delaware
Exelon Generation Supply, LLC	Delaware
Exelon Genesis, LLC	Delaware
Exelon InQB8R, LLC	Delaware
Exelon Mechanical, LLC	Delaware
Exelon Microgrid, LLC	Delaware
Exelon New Boston, LLC	Delaware
Exelon New England Holdings, LLC	Delaware
Exelon Nuclear Partners, LLC	Delaware
Exelon Nuclear Security, LLC	Delaware
Exelon PowerLabs, LLC	Pennsylvania
Exelon Solar Chicago LLC	Delaware
Exelon Transmission Company, LLC	Delaware
Exelon VTI, LLC	Delaware
Exelon West Medway, LLC	Delaware
Exelon Wind 1, LLC	Texas
Exelon Wind 2, LLC	Texas
Exelon Wind 3, LLC	Texas
Exelon Wind Canada Inc.	Canada
Exelon Wind, LLC	Delaware
Exelon Wyman, LLC	Delaware
Exelorate Enterprises, LLC	Delaware
Ex-FM, Inc.	New York
Ex-FME, Inc.	Delaware
ExGen Energy, S. de R.L. de C.V.	Mexico

Exhibit 21.1

ExGen Handley Power, LLC	Delaware
ExGen Renewables Holdings II, LLC	Delaware
ExGen Renewables Holdings, LLC	Delaware
ExGen Renewables I Holding, LLC	Delaware
ExGen Renewables I, LLC	Delaware
ExGen Renewables II, LLC	Delaware
ExGen Renewables IV Holding, LLC	Delaware
ExGen Renewables IV, LLC	Delaware
ExGen Renewables Partners, LLC	Delaware
ExGen Texas II Power Holdings, LLC	Delaware
ExGen Texas II Power, LLC	Delaware
ExGen Texas Power Services, LLC	Delaware
ExGen Ventures International Holdings II Limited	United Kingdom
ExGen Ventures International Holdings Limited	United Kingdom
ExTel Corporation, LLC	Delaware
F & M Holdings Company, L.L.C.	Delaware
Fair Wind Power Partners, LLC	Delaware
Fauquier Landfill Gas, L.L.C.	Delaware
FHS Solar, LLC	Delaware
Four Corners Windfarm, LLC	Oregon
Four Mile Canyon Windfarm, LLC	Oregon
Fourmile Wind Energy, LLC	Maryland
Friendly Skies, Inc.	U.S. Virgin Islands
Gateway Solar LLC	Delaware
Grande Prairie Generation, Inc.	Alberta
Green Lane Solar Power LLC	Rhode Island
Greensburg Wind Farm, LLC	Delaware
Handsome Lake Energy, LLC	Maryland
Harvest II Windfarm, LLC	Delaware
Harvest Windfarm, LLC	Michigan
High Mesa Energy, LLC	Idaho
High Plains Wind Power, LLC	Texas
Holyoke Solar, LLC	Delaware
Hot Springs Windfarm, LLC	Idaho
JBAB Solar I, LLC	Delaware
JExel Nuclear Company	Japan
Lake Houston Power, LLC	Delaware
LHHS Solar, LLC	Delaware
Loess Hills Wind Farm, LLC	Missouri
LSLV Solar, LLC	Delaware
Melville Solar Power LLC	Rhode Island
Michigan Wind 1, LLC	Delaware
Michigan Wind 2, LLC	Delaware
Michigan Wind 3, LLC	Delaware
Millennium Account Services, LLC	Delaware
Minergy LLC	Wisconsin
Mohave Sunrise Solar I, LLC	Arizona
Mountain Top Wind Power, LLC	Maryland
NewEnergy Receivables, LLC	Delaware

Exhibit 21.1

Nine Mile Point Nuclear Station, LLC	Delaware
North Shore District Energy, LLC	Delaware
Northwind Thermal Technologies Canada Inc.	New Brunswick
Oregon Trail Windfarm, LLC	Oregon
Outback Solar, LLC	Oregon
Pacific Canyon Windfarm, LLC	Oregon
Panther Creek Holdings, Inc.	Delaware
Panther Creek Partners	Delaware
PCI - BT Investing, L.L.C.	Delaware
PCI Air Management Corporation	Nevada
PCI Air Management Partners, L.L.C.	Delaware
PEC Financial Services, LLC	Pennsylvania
PECO Energy Capital Corp.	Delaware
PECO Energy Capital Trust III	Delaware
PECO Energy Capital Trust IV	Delaware
PECO Energy Capital, L.P.	Delaware
PECO Energy Company	Pennsylvania
PECO Wireless, LLC	Delaware
Pegasus Power Company, Inc.	California
Pepco Building Services Inc.	Delaware
Pepco Government Services LLC	Delaware
Pepco Holdings LLC	Delaware
PFMG Construction, Ltd.	California
PFMG Solar, LLC	Delaware
PH Holdco LLC	Delaware
PHI Service Company	Delaware
Pinedale Energy, LLC	Colorado
Potomac Capital Investment Corporation	Delaware
Potomac Delaware Leasing Corporation	Delaware
Potomac Electric Power Company	District of Columbia & Virginia
Potomac Leasing Associates, L.P.	Delaware
R.E. Ginna Nuclear Power Plant, LLC	Maryland
Ramp Investments, L.L.C.	Delaware
Renewable Power Generation Holdings, LLC	Delaware
Renewable Power Generation, LLC	Delaware
RF HoldCo LLC	Delaware
RITELine Illinois, LLC	Illinois
RITELine Transmission Development, LLC	Delaware
Rolling Hills Landfill Gas, LLC	Delaware
Sacramento PV Energy, LLC	Delaware
Sand Ranch Windfarm, LLC	Oregon
Scherer Holdings 1, LLC	Delaware
Scherer Holdings 2, LLC	Delaware
Scherer Holdings 3, LLC	Delaware
Sendero Wind Energy, LLC	Delaware
SHHS Solar, LLC	Delaware
Shooting Star Wind Project, LLC	Delaware
SHS Solar, LLC	Delaware
Sky Valley, LLC	Delaware

Exhibit 21.1

SolGen Holding, LLC	Delaware
SolGen, LLC	Delaware
Sugar Beet Wind, LLC	Delaware
Sunbeam LeaseCo, LLC	Delaware
Threemile Canyon Wind I, LLC	Oregon
THS Solar, LLC	Delaware
Titan STC, LLC	Delaware
Tuana Springs Energy, LLC	Idaho
UII, LLC	Illinois
V.G. Investment Holdings, LLC	Delaware
Volta SPV CMX, LLC	Delaware
Volta SPV NTR, LLC	Delaware
Volta SPV RSL, LLC	Delaware
W&D Gas Partners, LLC	Delaware
Wagon Trail, LLC	Oregon
Wansley Holdings 1, LLC	Delaware
Wansley Holdings 2, LLC	Delaware
Ward Butte Windfarm, LLC	Oregon
Water & Energy Savings Company, LLC	Delaware
West Medway II Holdings, LLC	Delaware
West Medway II, LLC	Delaware
Whitetail Wind Energy, LLC	Delaware
Wildcat Finance, LLC	Delaware
Wildcat Wind LLC	New Mexico
Wind Capital Holdings, LLC	Missouri
Wolf Hollow II Power, LLC	Delaware
Wolf Hollow Services, LLC	Delaware